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                                                                      Exhibit 21

LORAL SPACE & COMMUNICATIONS Ltd.

As of February 28, 1999, active subsidiaries, all 100% owned directly or indirectly (except as noted below) consist of the following:

LORAL SPACE & COMMUNICATIONS CORPORATION                    DELAWARE
 LORAL GENERAL PARTNER, INC.                                DELAWARE
 LORAL HOLDINGS, INC.                                       DELAWARE
 LORAL COMMUNICATIONS SERVICES, INC.                        DELAWARE
 LORAL ORION, INC.                                          DELAWARE
 LORAL GLOBAL SERVICES, INC.                                DELAWARE
  LORAL ORION EUROPE, INC.                                  DELAWARE
  LORAL ORION ASIA PACIFIC, INC.                            DELAWARE
  LORAL ORION AMERICAS, INC.                                DELAWARE
  LORAL ORION GLOBAL SERVICES, INC.                         DELAWARE
 ORION OLDCO SERVICES, INC.                                 DELAWARE
  LORAL ORION SERVICES, INC.                                DELAWARE
  ORIONNET, INC.                                            DELAWARE
   ORIONNET FINANCE CORPORATION(6)                          DELAWARE
    ORION FINANCE PARTNERSHIP                               DELAWARE
ORION NETWORK SYSTEMS EUROPE GMBH(1)                        GERMANY
LORAL SPACECOM CORPORATION                                  DELAWARE
 SPACE SYSTEMS/LORAL, INC.                                  DELAWARE
  INTERNATIONAL SPACE TECHNOLOGY, INC. (9)                  DELAWARE
   COSMOTECH (9)                                            RUSSIAN FEDERATION
 SS/L EXPORT CORPORATION                                    U.S. VIRGIN ISLANDS
 MABUHAY SPACE HOLDINGS LIMITED (11)                        BERMUDA
EUROPE*STAR LIMITED (8)                                     UNITED KINGDOM
 EUROPE*STAR GESELLSCHAFT FUR DEN BETRIEB
  VON NACHRICHTENSATELLITEN MBH (8)                         GERMANY
GLOBALSTAR, L.P.(10)                                        DELAWARE
GLOBALSTAR CAPITAL CORPORATION (10)                         DELAWARE
GLOBALTEL (14)                                              RUSSIAN FEDERATION
GLOBALTRAK PTY (10)                                         AUSTRALIA
GLOBALSTAR SERVICES COMPANY, INC. (10)                      DELAWARE
GLOBALSTAR CORPORATION (10)                                 DELAWARE
GLOBALSTAR TELECOMMUNICATION LIMITED (15)                   BERMUDA
LGP (BERMUDA) LTD.                                          BERMUDA
LORAL CYBERSTAR LTD.                                        BERMUDA
 LORAL BROADBAND HOLDINGS, L.P.                             DELAWARE
  LORAL CYBERSTAR L.L.C.                                    DELAWARE
   CYBERSTAR, L.P. (3)                                      DELAWARE
    CYBERSTAR LICENSEE, L.L.C. (3)                          DELAWARE
LORAL/DASA GLOBALSTAR L.P. (5)                              DELAWARE
 LORAL/DASA DO BRASIL LTDA (5)                              BRAZIL
  GLOBALSTAR DO BRASIL, S.A. (12)                           BRAZIL
LORAL GLOBAL SERVICES, N.V.                                 NETHERLANDS ANTILLES
 LORAL GLOBAL SERVICES, B.V.                                NETHERLANDS
 EUROPE*STAR GESELLSCHAFT FUR
  SATELLITENKOMMUNIKATION MBH (13)                          GERMANY
LORAL HOLDINGS LTD.                                         BERMUDA
 LORAL SPACE DO BRASIL LTDA.                                BRAZIL
  LORAL SKYNET DO BRASIL LTDA.                              BRAZIL
LORAL ORION HOLDINGS LTD.                                   BERMUDA
 ONS-MAURITUS                                               MAURITUS
LORAL/QUALCOMM PARTNERSHIP, L.P. (6)                        DELAWARE
 LQ LICENSEE, L.L.C. (6)                                    DELAWARE
LORAL/QUALCOMM SATELLITE SERVICES, L.P. (4)                 DELAWARE
LORAL SATMEX, LTD.                                          BERMUDA
 ENLANCES SATELLITE S. DE R.L. DE C.V. (16)                 MEXICO
 FIRMAMENTO MEXICANO S. DE R.L. DE C.V. (16)                MEXICO
  SERVICOS CORPORATION SATELITALES S.A. DE C.V. (16)        MEXICO
   SATTELITES MEXICANOS, S.A. DE C.V. (17)                  MEXICO
LORAL SKYNET LTD.                                           BERMUDA
LORAL SPACECOM DBS HOLDINGS, INC.                           DELAWARE
 R/L DBS COMPANY L.L.C. (7)                                 DELAWARE
LORAL SPACECOM DBS, INC.                                    DELAWARE
  CONTINENTAL SATELLITE CORPORATION (2)                    CALIFORNIA



TABLE

(1)  ONLY 99.5% OWNED DIRECTLY OR INDIRECTLY
(2)  ONLY 86%    OWNED DIRECTLY OR INDIRECTLY
(3)  ONLY 85.6%  OWNED DIRECTLY OR INDIRECTLY
(4)  ONLY 75.2%  OWNED DIRECTLY OR INDIRECTLY
(5)  ONLY 66.7   OWNED DIRECTLY OR INDIRECTLY
(6)  ONLY 51% OWNED DIRECTLY OR INDIRECTLY
(7)  ONLY 50%  OWNED DIRECTLY OR INDIRECTLY
(8)  ONLY 46.6%    OWNED DIRECTLY OR INDIRECTLY
(9)  ONLY 42.9%   OWNED DIRECTLY OR INDIRECTLY
(10) ONLY 42.6% OWNED DIRECTLY OR INDIRECTLY
(11) ONLY 35 OWNED DIRECTLY OR INDIRECTLY
(12) ONLY 32.7% OWNED DIRECTLY OR INDIRECTLY
(13) ONLY 25% OWNED DIRECTLY OR INDIRECTLY
(14) ONLY 20.8% OWNED DIRECTLY OR INDIRECTLY
(15) ONLY 10.1% OWNED DIRECTLY OR INDIRECTLY
(16) ONLY 65% OF THE ECONOMIC INTEREST AND
     49% OF THE VOTING INTEREST OWNED DIRECTLY
     OR INDIRECTLY
(17) ONLY 48.8% OF THE ECONOMIC INTEREST AND
     49% OF THE VOTING INTEREST OWNED DIRECTLY
     OR INDIRECTLY